UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2014

NVR, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-12378	54-1394360
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11700 Plaza America Drive, Suite 500, Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 703-956-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed under Item 5.07 below, our shareholders approved the adoption of the NVR, Inc. 2014 Equity Incentive Plan (“2014 Plan”) at the Annual Meeting of Shareholders held on May 6, 2014 (the “Annual Meeting”). Under the 2014 Plan, awards of non-qualified stock options to acquire up to 950,000 shares of our common stock may be granted to our key management employees, including our executive officers, and our Board members. Any grants to our executive officers or Board members will be evidenced by the forms of agreements included herein as Exhibits 10.1, 10.2, 10.3 and 10.4. The foregoing description of the 2014 Plan is qualified in its entirety by the text of the 2014 Plan, which was filed as Exhibit 10.1 to the Company’s Form S-8 filed with the Securities and Exchange Commission on May 7, 2014 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 6, 2014, NVR, Inc. (the “Company”) held its Annual Meeting of Shareholders. There were 4,492,477 shares of the Company’s common stock eligible to vote at the Annual Meeting. The following are the matters voted upon at the Annual Meeting and the final results of the votes on such matters:

1. Election of all directors for one-year terms:

	Votes For	Votes Against	Abstentions	Broker Non-votes
Dwight C. Schar	4,055,692	15,508	2,394	189,071
C.E. Andrews	4,045,150	21,028	7,416	189,071
Robert C. Butler	4,050,622	15,552	7,420	189,071
Timothy M. Donahue	4,044,954	21,217	7,423	189,071
Thomas D. Eckert	3,800,669	265,431	7,494	189,071
Alfred E. Festa	4,050,385	15,790	7,419	189,071
Ed Grier	4,052,714	13,461	7,419	189,071
Manuel H. Johnson	4,049,112	17,258	7,224	189,071
Mel Martinez	3,644,244	422,055	7,295	189,071
William A. Moran	3,675,854	383,690	14,050	189,071
David A. Preiser	3,776,943	289,235	7,416	189,071
W. Grady Rosier	3,811,351	254,854	7,389	189,071
Paul W. Whetsell	3,813,451	253,617	6,526	189,071

2. Ratification of the appointment of KPMG LLP as Independent Auditor for 2014:

Votes For	Votes Against	Abstentions	Broker Non-votes
4,254,497	5,866	2,302	—

3. Approval, in a non-binding advisory vote, of the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-votes
3,961,800	104,849	6,945	189,071

4. Approval of the 2014 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-votes
2,478,707	1,591,135	3,752	189,071

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

10.1*	The Form of Non-Qualified Stock Option Agreement (Management time-based grants) under the NVR, Inc. 2014 Equity Incentive Plan. Filed herewith.

10.2*	The Form of Non-Qualified Stock Option Agreement (Director time-based grants) under the NVR, Inc. 2014 Equity Incentive Plan. Filed herewith.

10.3*	The Form of Non-Qualified Stock Option Agreement (Management performance-based grants) under the NVR, Inc. 2014 Equity Incentive Plan. Filed herewith.

10.4*	The Form of Non-Qualified Stock Option Agreement (Director performance-based grants) under the NVR, Inc. 2014 Equity Incentive Plan. Filed herewith.

*	Exhibit is a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVR, Inc.

Date: May 7, 2014	By:	/s/ Daniel D. Malzahn
		Name:	Daniel D. Malzahn
		Title:	Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

10.1*	The Form of Non-Qualified Stock Option Agreement (Management time-based grants) under the NVR, Inc. 2014 Equity Incentive Plan. Filed herewith.

10.2*	The Form of Non-Qualified Stock Option Agreement (Director time-based grants) under the NVR, Inc. 2014 Equity Incentive Plan. Filed herewith.

10.3*	The Form of Non-Qualified Stock Option Agreement (Management performance-based grants) under the NVR, Inc. 2014 Equity Incentive Plan. Filed herewith.

10.4*	The Form of Non-Qualified Stock Option Agreement (Director performance-based grants) under the NVR, Inc. 2014 Equity Incentive Plan. Filed herewith.

*	Exhibit is a management contract or compensatory plan or arrangement